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                                                                  EX-99.22(h)(7)

                                 AMENDMENT NO. 1

                                     TO THE

                          FUND PARTICIPATION AGREEMENT

                                      AMONG

                          BANC OF AMERICA ADVISORS, LLC
                         NATIONS SEPARATE ACCOUNT TRUST

                                       and

                         HARTFORD LIFE INSURANCE COMPANY

         THIS AMENDMENT IS EFFECTIVE AS OF THE 1 ST DAY OF MAY 2002, BY AND AMONG BANC OF AMERICA ADVISORS, LLC (FORMERLY, NATIONSBANC ADVISORS, INC.) (THE "ADVISOR'), NATIONS SEPARATE ACCOUNT TRUST (FORMERLY, NATIONS ANNUITY TRUST) (THE "TRUST') AND HARTFORD LIFE INSURANCE COMPANY!THE "COMPANY'.

         WHEREAS, THE ADVISOR, THE TRUST AND THE COMPANY HAVE PREVIOUSLY EXECUTED A FUND PARTICIPATION AGREEMENT AMONG THEM DATED MARCH 13, 1998 (THE "AGREEMENT"); AND

         WHEREAS, EACH OF THE PARTIES HERETO WISH TO AMEND THE AGREEMENT TO EXPAND THE NUMBER OF ACCOUNTS OF THE COMPANY SET FORTH ON SCHEDULE A TO THE AGREEMENT.

         NOW, THEREFORE, IN CONSIDERATION OF PRESENT AND PROSPECTIVE BUSINESS RELATIONS AND THEIR MUTUAL PROMISES CONTAINED HEREIN, THE ADVISOR, the TRUST AND THE COMPANY HEREBY AGREE AS FOLLOWS:

1. NEW SCHEDULE A. SCHEDULE A TO THE AGREEMENT IS HEREBY AMENDED AND REPLACED IN ITS ENTIRETY BY SCHEDULE A ATTACHED HERETO.

2. UNMODIFIED TERMS. IN ALL OTHER RESPECTS, THE TERMS OF THE AGREEMENT REMAIN IN FULL FORCE AND EFFECT.

         IN WITNESS WHEREOF, THE PARTIES HERETO HAVE EXECUTED THIS AMENDMENT TO BE EFFECTIVE AS OF THE FIRST DATE WRITTEN ABOVE.

BANC OF AMERICA ADVISORS, LLC                     NATIONS SEPARATE ACCOUNT TRUST

BY /s/
   ---------------------------                    BY /s/
                                                     ---------------------------
ITS PRESIDENT
                                                  Its Assistant Secretary
DULY AUTHORIZED                                   DULY AUTHORIZED

HARTFORD LIFE INSURANCE COMPANY

BY /s/
   ---------------------------

ITS VICE PRESIDENT
DULY AUTHORIZED

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                                   SCHEDULE A
                                     to the
                          FUND PARTICIPATION AGREEMENT
                                      Among
                          BANC OF AMERICA ADVISORS, LLC
                         NATIONS SEPARATE ACCOUNT TRUST
                                       and
                         HARTFORD LIFE INSURANCE COMPANY

                                SEPARATE ACCOUNTS

Name of Separate Accounts of the Company

Separate Account Two
Separate Account Seven

                                        2